SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 29, 1996
                                                         ---------------


                               W. R. GRACE & CO.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        New York                    1-3720                    13-3461988
    ------------------         ----------------           ------------------
     (State or other           (Commission File              (IRS Employer
     jurisdiction of               Number)                Identification No.)
      incorporation)



             One Town Center Road, Boca Raton, Florida 33486-1010
             ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 407/362-2000
                                                          --------------






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Item 5.  Other Events.
         ------------

         On July 29, 1996, the Company announced its consolidated results of operations for the quarter ended June 30, 1996. The Company's July 29, 1996 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         The Company's July 29, 1996 press release and accompanying financial and statistical data are filed as an exhibit hereto.








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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


                                                   W. R. GRACE & CO.
                                              -------------------------------
                                                     (Registrant)



                                            By   /s/Kathleen A. Browne
                                              -------------------------------
                                                    Kathleen A. Browne
                                               Vice President and Controller


Dated: August 9, 1996





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                               W. R. GRACE & CO.

                          Current Report on Form 8-K


                                 Exhibit Index
                                 -------------

Exhibit No.        Description
- -----------        -----------

99.1 Press Release dated July 29, 1996 and accompanying financial and statistical data